[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.87

AMENDMENT TO RESEARCH AND DEVELOPMENT COLLABORATION AND LICENSE AGREEMENT

1. This letter agreement (the “Letter Agreement”) is made as of the date of last signature below (the “Letter Agreement Effective Date”) by and between Dynavax Technologies Corporation (“Dynavax”) and Glaxo Group Limited (“GSK”).  Reference is made to the Research and Development Collaboration and License Agreement dated 15 December 2008 between Dynavax and GSK, as amended (the “Research Agreement”).  Capitalized terms used but not defined in this Letter Agreement shall have the meaning assigned to such terms in the Research Agreement.

2. In accordance with clause 2.3 of the Research Agreement, the Initial Research Term is scheduled to expire on 15 December 2013.  Dynavax and GSK hereby agree that the Research Term should be extended, as described in greater detail below, and that simultaneously specific elements of the Research Agreement shall be modified and clarified.

3. The Research Term shall be extended until the conclusion of the Option Deadline Period for the TLR 7/9 Program (DV1179), which shall be either the date on which GSK exercises its Option to license in accordance with clause 4.1.3 or the Option expires or is terminated under clause 4.1.4.

4. Dynavax’s obligation to provide [***] Back-up Compounds, defined in clause 5.2.1, is modified as follows.  GSK acknowledges that [***] required Back-up Compounds [***] by Dynavax, [***], the originally-adopted Compound for the TLR 7/9 Program, [***].  Before the end of the Option Deadline Period, GSK will decide whether [***] Back-up Compound [***], assuming the Option is exercised, and will notify Dynavax of the decision on the date of Option exercise.  GSK agrees that, if [***], the Compound [***].  GSK will review the preclinical characterization work completed as of the date of this Letter Agreement and within [***] of the Letter Agreement Effective Date will either: (1) notify Dynavax whether the data are [***] and are therefore [***] to [***]; or (2) will delineate the [***] present in the [***].  If [***] are identified necessitating [***] efforts for [***], Dynavax will use Commercially Reasonable Efforts to complete such activities during, and if the Option for DV1179 is exercised after, the Research Term, but in no event shall be obligated to continue such work for more than [***] following [***].

5. As of the Letter Agreement Effective Date, exclusivity obligations applicable to Dynavax pursuant to clause 7.1 shall be modified to exclude from the prohibited activities any Research, Development, or Commercialization of TLR 7/9 inhibitors, other than DV1179 and any adopted Back-up Compound, in the [***] field.  For the avoidance of doubt, such activities shall not be considered to be part of a Dynavax Program under the Research Agreement and any inventions that may occur will not be considered Collaboration Know-How or Collaboration Patents.  Data generated by Dynavax during the Research Term related to [***] applications of TLR 7/9 inhibitors [***] and, if GSK exercises the Option to license DV1179, GSK will [***] for the further development of DV1179 [***] or [***] defined under the Research Agreement. If requested by GSK and authorized by the JSC, Dynavax may include DV1179 and/or a Back-up Compound in [***] Research activities that occur during the Research Term.

6. The obligation described in clause 2.6.4 for [***] with the [***] that [***] is eliminated.  In the event that the [***] for the [***] and all Development activities required [***], all [***] be [***].

7. This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to conflicts of law principles. Any dispute arising from the performance or breach hereof shall be treated in accordance with Sections 13.1 and 13.2 of the Research Agreement.

8. This Letter Agreement forms an addition to the Research Agreement and the Research Agreement shall remain in full force and effect according to its terms and shall not be modified except as set out in this Letter Agreement.

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IN WITNESS HEREOF, and intending to be legally bound hereby, the Parties have caused this Letter Agreement to be executed by their duly authorized representatives as of the Letter Agreement Effective Date.

Dynavax Technologies Corporation	Glaxo Group Limited

/s/ Michael Ostrach	/s/ Beverley Carr
Name: Michael Ostrach	Name: Beverley Carr
Title: Vice President	Title: VP Business Development
Date: December 13, 2013	Date: 13th December 2013

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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